                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation                             CASE NO.   01-33125 (DM)

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:    Jan-02                  PETITION DATE:        12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2.       ASSET AND LIABILITY STRUCTURE                   END OF CURRENT MONTH    END OF PRIOR MONTH    AS OF PETITION FILING
                                                         --------------------    ------------------    ---------------------
a.  Current Assets                                           $13,042,246           $15,168,405
                                                             -------------         -----------
b.  Total Assets                                             $64,906,286(1)        $75,839,423        $23,189,381(1)
                                                             -------------         -----------        -------------
c.  Current Liabilities                                      $ 2,215,140           $ 1,810,304
                                                             -------------         -----------
d.  Total Liabilities                                        $ 8,767,332(2)        $14,685,743        $42,832,634(2)
                                                             -------------         -----------        -------------

3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                            CUMULATIVE
                                                                     CURRENT MONTH       PRIOR MONTH     (CASE TO DATE)
                                                                     -------------       -----------     --------------

a.  Total Receipts                                                    $ 3,456,016        $  346,367        $ 3,802,383
                                                                      -----------        ----------        -----------
b.  Total Disbursements                                               $ 2,695,931        $  179,139        $ 2,875,070
                                                                      -----------        ----------        -----------
c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $   760,085        $  167,228        $   927,313
                                                                      -----------        ----------        -----------
d.  Cash Balance Beginning of Period                                  $ 9,891,517        $9,724,289        $ 9,724,289
                                                                      -----------        ----------        -----------
e.  Cash Balance End of Period (c + d)                                $10,651,602        $9,891,517        $10,651,602
                                                                      -----------        ----------        -----------

                                                                                                                CUMULATIVE
                                                                      CURRENT MONTH       PRIOR MONTH          (CASE TO DATE)
                                                                      -------------       -----------          --------------

4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                ($5,218,199)        ($2,530,487)        ($7,748,686)
--                                                                     -----------         -----------         -----------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                   $   144,902         $   421,778
--                                                                     -----------         -----------
6.       POST-PETITION LIABILITIES                                     $ 2,215,140         $ 1,810,304
--                                                                     -----------         -----------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)        $         0         $         0
--                                                                     -----------         -----------

AT THE END OF THIS REPORTING MONTH:                                                                             YES         NO
                                                                                                                ---         --
8.       Have any payments been made on pre-petition debt, other than payments in the normal                     X
         course to secured creditors or lessors? (if yes, attach listing including date of                      --
         payment, amount of payment and name of payee)

9.       Have any payments been made to professionals?  (if yes, attach listing including date of                X
         payment, amount of payment and name of payee)                                                          --

10.      If the answer is yes to 8 or 9, were all such payments approved by the court?                           X
                                                                                                                --

11.      Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                   X
         attach listing including date of payment, amount and reason for payment, and name of payee)            --

12.      Is the estate insured for replacement cost of assets and for general liability?                         X
                                                                                                                --
13.      Are a plan and disclosure statement on file?                                                                       X
                                                                                                                           --

14.      Was there any post-petition borrowing during this reporting period?                                                X
                                                                                                                           --

15.   Check if paid: Post-petition taxes  X; U.S. Trustee Quarterly Fees    ; Check if filing is current for: Post-petition
                                         ---                             ---
                                                                              tax reporting and tax returns: X .
                                                                                                            ---
         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
         Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: February 20, 2002           Responsible Individual /s/ Michael Malesardi
     ------------------                                  ----------------------


(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the statements and schedules filed with the US Trustee. In addition, approximately $3.1 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the statement and schedules filed with the US Trustee. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the statements and schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 01/31/02

                              CURRENT MONTH
--------------------------------------------------------------------------
              ACTUAL       FORECAST   VARIANCE                                                         CUMULATIVE    NEXT MONTH
              ------       --------   --------                                                        (CASE TO DATE)  FORECAST
                                                       REVENUES:                                      --------------  --------
            $2,180,106      N/A (1)       N/A (1)    1   Gross Sales
            ----------    ----------    ----------
                $7,967                               2   less: Sales Returns & Allowances               $2,993,294        N/A(1)
            ----------    ----------    ----------                                                      ----------      ----------
            $2,172,139                               3   Net Sales                                         $12,079
            ----------    ----------    ----------                                                      ----------      ----------
            $2,313,050                               4   less: Cost of Goods Sold (Schedule 'B')        $2,981,215
            ----------    ----------    ----------                                                      ----------      ----------
             ($140,911)                              5   Gross Profit                                   $3,017,013
            ----------    ----------    ----------                                                      ----------      ----------
                    $0                               6   Interest                                         ($35,798)
            ----------    ----------    ----------                                                      ----------      ----------
                    $0                               7   Other Income:                                        $300
            ----------    ----------    ----------                                                      ----------      ----------
                                                     8   ---------------------                                  $0
            ----------    ----------    ----------                                                      ----------      ----------
                                                     9   ---------------------
            ----------    ----------    ----------                                                      ----------      ----------

             ($140,911)                             10       TOTAL REVENUES
            ----------    ----------    ----------                                                        ($35,498)
                                                       EXPENSES:                                        ----------      ----------

               $93,750                              11   Compensation to Owner(s)/Officer(s)
            ----------    ----------    ----------                                                        $179,792
              $329,792                              12   Salaries                                       ----------      ----------
            ----------    ----------    ----------                                                        $603,568
                    $0                              13   Commissions                                    ----------      ----------
            ----------    ----------    ----------                                                              $0
                    $0                              14   Contract Labor                                 ----------      ----------
            ----------    ----------    ----------                                                              $0
                    $0                              15   Rent/Lease:                                    ----------      ----------
            ----------    ----------    ----------
                                                             Personal Property                          ----------      ----------
               $52,470                              16       Real Property                                  $6,148
            ----------    ----------    ----------                                                      ----------      ----------
               $27,940                              17   Insurance                                        $507,057
            ----------    ----------    ----------                                                      ----------      ----------
                    $0                              18   Management Fees                                   $46,867
            ----------    ----------    ----------                                                      ----------      ----------
              $646,068                              19   Depreciation                                           $0
            ----------    ----------    ----------                                                      ----------      ----------
                                                         Taxes:                                         $1,868,099
                    $0                              20   Employer Payroll Taxes                         ----------      ----------
            ----------    ----------    ----------
                                                                                                                $0
                                                                                                        ----------      ----------
                    $0                              21       Real Property Taxes
            ----------    ----------    ----------                                                              $0
                 ($876)                             22       Other Taxes                                ----------      ----------
            ----------    ----------    ----------                                                         $9,616
               $48,300                              23   Other Selling                                  ----------      ----------
            ----------    ----------    ----------                                                         $94,863
              $105,482                              24   Other Administrative                           ----------      ----------
            ----------    ----------    ----------                                                        $209,897
                    $0                              25   Interest                                       ----------      ----------
            ----------    ----------    ----------                                                              $0
                    $0                              26   Other Expenses:                                ----------      ----------
            ----------    ----------    ----------                                                              $0
               $23,702                              27      Vacation                                    ----------      ----------
            ----------    ----------    ----------                                                         $45,239
                $8,715                              28      Hardware & Software Maintenance Fees        ----------      ----------
            ----------    ----------    ----------                                                         $18,435
               $68,644                              29      Benefits and Payroll Processing Cost        ----------      ----------
            ----------    ----------    ----------                                                        $115,717
               $50,000                              30      PWC International Tax Services              ----------      ----------
            ----------    ----------    ----------                                                         $50,000
            $1,766,941                              31      Israel Engineering Charges                  ----------      ----------
            ----------    ----------    ----------                                                      $1,766,941
                                                    32   ---------------------                          ----------      ----------
            ----------    ----------    ----------
                                                    33   ---------------------                          ----------      ----------
            ----------    ----------    ----------
                                                    34   ---------------------                          ----------      ----------
            ----------    ----------    ----------
                                                                                                        ----------      ----------
            $3,220,928                              35       TOTAL EXPENSES
            ----------    ----------    ----------                                                      $5,522,239
           ($3,361,839)                             36 SUBTOTAL                                         ----------      ----------
            ----------    ----------    ----------                                                     ($5,557,737)
              $296,422                              37 REORGANIZATION ITEMS:                            ----------      ----------
            ----------    ----------    ----------
                                                         Professional Fees                                $631,011
                    $0                              38   Provisions for Rejected Executory Contracts    ----------      ----------
            ----------    ----------    ----------                                                              $0
               ($3,964)                             39   Interest Earned on Accumulated Cash from       ----------      ----------
            ----------    ----------    ----------                                                         ($3,964)
                                                         Resulting Chp 11 Case (2)
             ($941,036)                             40   (Gain) or Loss from Sale of Equipment (2)       ($941,036)
            ----------    ----------    ----------                                                      ----------      ----------
                    $0                              41   U.S. Trustee Quarterly Fees                            $0
            ----------    ----------    ----------                                                      ----------      ----------
            $2,504,938                              42   Wind-Up of Business Expenses (3)               $2,504,938
            ----------    ----------    ----------                                                      ----------      ----------
            $1,856,360                              43        TOTAL REORGANIZATION ITEMS                $2,190,949
            ----------    ----------    ----------                                                      ----------      ----------
           ($5,218,199)                             44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES ($7,748,686)
            ----------    ----------    ----------                                                      ----------      ----------
                    $0                              45   Federal & State Income Taxes                           $0
            ----------    ----------    ----------                                                      ----------      ----------
           ($5,218,199)                             46 NET PROFIT (LOSS)                               ($7,748,686)
            ==========    ==========   ==========                                                      ============   ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

---------------------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in re-organization items as a negative value.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED       01/31/02
                                                    --------
           ASSETS

                                                                                   FROM SCHEDULES             BOOK VALUE
                                                                                   --------------             ----------
                 CURRENT ASSETS

        1          Cash and cash equivalents - unrestricted                              H                     $9,152,926
                                                                                                              -----------
        2          Cash and cash equivalents - restricted                                H                     $1,498,676
                                                                                                              -----------
        3          Accounts receivable (net)                                             A                       $144,902
                                                                                                              -----------
        4          Inventory                                                             B                     $1,246,600
                                                                                                              -----------
        5          Prepaid expenses                                                                              $387,784
                                                                                                              -----------
        6          Professional retainers                                                                        $259,687
                                                                                                              -----------
        7          Other:    Net Receivable from Earthlink                                                       $278,200
                             ----------------------------                                                     -----------
        8                    Deposits                                                                              $1,500
                             ----------------------------                                                     -----------
                             Other Receivables                                                                    $71,971
                             ----------------------------                                                     -----------
        9                    TOTAL CURRENT ASSETS                                                             $13,042,246
                                                                                                              -----------

             PROPERTY AND EQUIPMENT (BOOK VALUE)

       10          Real property                                                         C                             $0
                                                                                                              -----------
       11          Computers                                                             D                       $282,858
                                                                                                              -----------
       12          Furniture and fixtures                                                D                     $1,344,664
                                                                                                              -----------
       13          Office equipment                                                      D                       $329,266
                                                                                                              -----------
       14          Software                                                              D                       $129,924
                                                                                                              -----------
       15          Vehicles                                                              D                        $20,494
                                                                                                              -----------
       16          Other:                                                                D                             $0
                          ------------------------                                                            -----------
       17                                                                                D
                   -------------------------------                                                            -----------
       18                                                                                D
                   -------------------------------                                                            -----------
       19                                                                                D
                   -------------------------------                                                            -----------
       20                                                                                D
                   -------------------------------                                                            -----------
       21                    TOTAL PROPERTY AND EQUIPMENT                                                      $2,107,206
                                                                                                              -----------

             OTHER ASSETS

       22          Loans to shareholders                                                                               $0
                                                                                                              -----------
       23          Loans to affiliates, net of amounts payable to affiliates                                   $3,143,434
                                                                                                              -----------
       24          Investment in subsidiaries                                                                 $46,613,400
                                                                                                              -----------
       25
                   -------------------------------                                                            -----------
       26
                   -------------------------------                                                            -----------
       27
                   -------------------------------                                                            -----------
       28                    TOTAL OTHER ASSETS                                                               $49,756,834
                                                                                                              -----------
       29                    TOTAL ASSETS                                                                     $64,906,286
                                                                                                              ===========

           NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                  The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

           CURRENT LIABILITIES

       30                  Salaries and wages                                                                              $0
                                                                                                                -------------
       31                  Payroll taxes                                                                                   $0
                                                                                                                -------------
       32                  Real and personal property taxes                                                                $0
                                                                                                                -------------
       33                  Income taxes                                                                                    $0
                                                                                                                -------------
       34                  Sales taxes                                                                                $39,510
                                                                                                                -------------
       35                  Notes payable (short term)                                                                      $0
                                                                                                                -------------
       36                  Accounts payable (trade)                                                   A            $1,567,988
                                                                                                                -------------
       37                  Real property lease arrearage                                                                   $0
                                                                                                                -------------
       38                  Personal property lease arrearage                                                               $0
                                                                                                                -------------
       39                  Accrued professional fees                                                                 $544,433
                                                                                                                -------------
       40                  Current portion of long-term
                               post-petition debt (due within 12 months)                                                   $0
                                                                                                                -------------
       41                  Other:      Deferred revenue                                                               $33,333
                                       ------------------                                                       -------------
       42                              Vacation                                                                       $15,971
                                       ------------------                                                       -------------
       43                              Other                                                                          $13,905
                                       ------------------                                                       -------------

       44                  TOTAL CURRENT LIABILITIES                                                               $2,215,140
                                                                                                                -------------

       45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                                                -------------

       46                  TOTAL POST-PETITION LIABILITIES                                                         $2,215,140
                                                                                                                -------------

           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

       47                  Secured claims                                                             F                    $0
                                                                                                                -------------
       48                  Priority unsecured claims                                                  F            $1,102,734
                                                                                                                -------------
       49                  General unsecured claims                                                   F            $5,449,458
                                                                                                                -------------

       50                  TOTAL PRE-PETITION LIABILITIES                                                          $6,552,192
                                                                                                                -------------

       51                  TOTAL LIABILITIES                                                                       $8,767,332
                                                                                                                -------------

           EQUITY (DEFICIT)

       52        Retained Earnings/(Deficit) at time of filing                                                  ($213,484,902)
                                                                                                                -------------
       53        Capital Stock                                                                                        $72,941
                                                                                                                -------------
       54        Additional paid-in capital                                                                      $277,195,700
                                                                                                                -------------
       55        Cumulative profit/(loss) since filing of case                                                    ($7,748,688)
                                                                                                                -------------
       56        Post-petition contributions/(distributions) or (draws)
                                                                                                                -------------
       57
                 ---------------------------------------                                                        -------------
       58        Equity adjustment for pre-petition
                     liabilities due to Chapter 11 filing                                                            $103,903
                                                                                                                -------------
       59                  TOTAL EQUITY (DEFICIT)                                                                 $56,138,954
                                                                                                                -------------

       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $64,906,286
                                                                                                                =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                              ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE         PAST DUE
                                                           [PRE AND POST PETITION]            [POST PETITION]    POST PETITION DEBT
                                                           -----------------------           ----------------    ------------------
     0 -30 Days                                                  $91,271                        $1,567,988
                                                              ----------                        ----------
     31-60 Days                                                  $30,440
                                                              ----------                        ----------
     61-90 Days                                                  $20,391                                                     $0
                                                              ----------                        ----------              ----------
     91+ Days                                                   $905,109
                                                              ----------                        ----------
     Total accounts receivable/payable                        $1,047,211                        $1,567,988
                                                              ----------                        ==========
     Allowance for doubtful accounts                            $902,309
                                                              ----------
     Accounts receivable (net)                                  $144,902
                                                              ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                   COST OF GOODS SOLD
----------------------------------                                   ------------------
                                             INVENTORY(IES)
                                               BALANCE AT
                                              END OF MONTH           INVENTORY BEGINNING OF MONTH                    $1,246,600
                                              ------------                                                           ----------
                                                                     Add -
                                                                       Net purchase
     Retail/Restaurants -                                                                                            ----------
       Product for resale                                              Direct labor
                                               -----------                                                           ----------
                                                                       Manufacturing overhead
     Distribution -                                                                                                  ----------
       Product for resale                                              Freight in
                                               -----------                                                           ----------
                                                                       Other:
                                                                                                                     ----------
       Raw Materials                            $9,236,921             Cost of goods sold - equipment (2)            $1,451,148
                                               -----------             ---------------------------------             ----------
       Work-in-progress                                 $0             Cost of goods sold - service                    $829,614
                                               -----------             ---------------------------------             ----------
       Finished goods                           $1,992,838             Cost of goods sold - content                     $32,288
                                               -----------             ---------------------------------             ----------
                                                                     Less -
                                                                       Inventory End of Month                        $1,246,600
     Other - Explain                           ($9,983,159)                                                          ----------
                                               -----------             Shrinkage
     Inventory reserve                                                                                               ----------
     ---------------------                                             Personal Use
     ---------------------                                                                                           ----------
                                                                     Cost of Goods Sold                              $2,313,050
         TOTAL                                  $1,246,600                                                           ==========
                                               ============




     METHOD OF INVENTORY CONTROL                                                INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?   (1)                Indicate by a checkmark method of inventory used.
                     Yes   X         No
                         ------         --------
     How often do you take a complete physical inventory?     (1)               Valuation methods -
                                                                                    FIFO cost                   X
                                                                                                                ---
       Weekly                                                                       LIFO cost
                               ---------                                                                        ---
       Monthly                                                                      Lower of cost or market     X
                               ---------                                                                        ---
       Quarterly                                                                    Retail method
                               ---------                                                                        ---
       Semi-annually                                                                Other
                               ---------                                                                        ---
       Annually                                                                       Explain
                               ---------
Date of last physical inventory was               (1)
                                               ------------                         -----------------------------------------------

Date of next physical inventory is                (1)
                                               ------------                         -----------------------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

(2) Due to its asset sale to EarthLink and pending wind-down of its operations, the Debtor has recognized all equipment related deferred cost of sale expenses during this period.

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                  COST                         MARKET VALUE
                                                                         ------------                    ------------
        None                                                                             $0                              $0
        ---------------------------                              ---------------------------     ---------------------------

        ---------------------------                              ---------------------------     ---------------------------

        ---------------------------                              ---------------------------     ---------------------------

        ---------------------------                              ---------------------------     ---------------------------

        ---------------------------                              ---------------------------     ---------------------------

        ---------------------------                              ---------------------------     ---------------------------
        Total                                                                            $0                              $0
                                                                 ===========================     ===========================

                                SCHEDULE D
                         OTHER DEPRECIABLE ASSETS

Description                                                                  COST                         MARKET VALUE
                                                                          ------------                    ------------
Computers -

        Network and office computers                                             $1,086,566                        $282,858
        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------
        Total                                                                     $1,086,566                       $282,858
                                                                 ===========================     ===========================
Furniture & Fixtures -
        Workstations, cubicles, chairs,
        tables, etc.                                                              $1,612,466                     $1,344,664
        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------
        Total                                                                     $1,612,466                     $1,344,664
                                                                 ===========================     ===========================
Office Equipment -
        Telephone system, printers,
        projectors, etc.                                                            $569,104                       $329,266
        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------
        Total                                                                       $569,104                       $329,266
                                                                 ===========================     ===========================

Software -
        Prepaid Licenses & Support
        for Internal Use Software                                                   $416,689                       $129,924
        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------
        Total                                                                       $416,689                       $129,924
                                                                 ===========================     ===========================
Vehicles -
        2001 Chrysler PT Cruiser
        - Limited Edition                                                            $25,440                        $20,494
        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------

        ------------------------------                           ---------------------------     ---------------------------
        Total                                                                        $25,440                         $20,494
                                                                 ===========================     ===========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES

                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                   0-30 DAYS        31-60 DAYS        61-90 DAYS           91+ DAYS         TOTAL
                                               ----------        ----------        ----------          ----------      ----------
FEDERAL

         Income Tax Withholding                                                                                               $0
                                               ----------        ----------        ----------          ----------      ----------
         FICA - Employee                                                                                                       $0
                                               ----------        ----------        ----------          ----------      ----------
         FICA - Employer                                                                                                       $0
                                               ----------        ----------        ----------          ----------      ----------
         Unemployment (FUTA)                                                                                                   $0
                                               ----------        ----------        ----------          ----------      ----------
         Income                                                                                                                $0
                                               ----------        ----------        ----------          ----------      ----------
         Other (Attach List)                                                                                                   $0
                                               ----------        ----------        ----------          ----------      ----------
TOTAL FEDERAL TAXES                                   $0                $0                $0                  $0               $0
                                               ----------        ----------        ----------          ----------      ----------
STATE AND LOCAL

         Income Tax Withholding                                                                                                $0
                                               ----------        ----------        ----------          ----------      ----------
         Unemployment (UT)                                                                                                     $0
                                               ----------        ----------        ----------          ----------      ----------
         Disability Insurance (DI)                                                                                             $0
                                               ----------        ----------        ----------          ----------      ----------
         Empl. Training Tax (ETT)                                                                                              $0
                                               ----------        ----------        ----------          ----------      ----------
         Sales                                    $39,509                                                                 $39,509
                                               ----------        ----------        ----------          ----------      ----------
         Excise                                                                                                                $0
                                               ----------        ----------        ----------          ----------      ----------
         Real property                                                                                                         $0
                                               ----------        ----------        ----------          ----------      ----------
         Personal property                                                                                                     $0
                                               ----------        ----------        ----------          ----------      ----------
         Income                                                                                                                $0
                                               ----------        ----------        ----------          ----------      ----------
         Other (Attach List)                                                                                                   $0
                                               ----------        ----------        ----------          ----------      ----------
TOTAL STATE & LOCAL TAXES                         $39,509               $0                $0                  $0          $39,509
                                               ----------        ----------        ----------          ----------      ----------
TOTAL TAXES                                       $39,509               $0                $0                  $0          $39,509
                                               ----------        ----------        ----------          ----------      ----------

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED            ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                    AMOUNT (2)         AMOUNT (3)
-------------------------------------------                                    ----------         ----------
         Secured claims  (1)                                                         $0                 $0
                                                                             ----------         ----------
         Priority claims other than taxes                                    $3,479,078         $1,018,534
                                                                             ----------         ----------
         Priority tax claims                                                         $0            $84,200
                                                                             ----------         ----------
         General unsecured claims                                           $39,353,556         $5,449,458
                                                                             ----------         ----------

         (1)      The Debtor does not have any secured liabilities.

         (2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

         (3) The total represents the Debtor's balances recorded in accordance with GAAP as of Jan 31, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION

                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
               RECAPITULATION OF FUNDS HELD AT END OF MONTH

                              ACCOUNT 1          ACCOUNT 2         ACCOUNT 3        ACCOUNT 4         ACCOUNT 5        ACCOUNT 6
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Bank                      Silicon Valley     Silicon Valley     Silicon Valley    Silicon Valley     Wells Fargo    American Express
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Account Type              Chapter 11 - DIP     Investment        Restricted           CD            Merchant Bank   Merchant Bank
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Account No.                  3300271245        3300271245         3300346325        8800050262
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Account Purpose            General Banking    General Banking    General Banking       (a)                (b)             (c)
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Balance, End of Month        $1,151,423        $8,001,503          $136,372           $22,000            $950,000       $390,304
                          -----------------  -----------------  ----------------  ---------------  ---------------  ----------------
Total Funds on Hand for
  all Accounts              $10,651,602
                          =================



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

-----------
(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.


(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                   Actual             Cumulative
                                                                                                Current Month        (Case to Date)
                                                                                                -------------        --------------
     CASH RECEIPTS

1             Rent/Leases Collected                                                                        $0                 $0
                                                                                                  -----------        -----------
2             Cash Received from Sales                                                               $961,309         $1,307,676
                                                                                                  -----------        -----------
3             Interest Received                                                                        $3,964             $3,964
                                                                                                  -----------        -----------
4             Borrowings                                                                                   $0                 $0
                                                                                                  -----------        -----------
5             Funds from Shareholders, Partners, or Other Insiders                                         $0                 $0
                                                                                                  -----------        -----------
6             Capital Contributions                                                                        $0                 $0
                                                                                                  -----------        -----------
7             Other:   Net Proceeds from Earthlink for Asset Purchase & Transition Services        $2,490,743         $2,490,743
8                                                                                                                             $0
              ---------------------------------------------------------------------------------   -----------        -----------
9                                                                                                                             $0
              ---------------------------------------------------------------------------------   -----------        -----------
10                                                                                                                            $0
              ---------------------------------------------------------------------------------   -----------        -----------
11                                                                                                                            $0
              ---------------------------------------------------------------------------------   -----------        -----------
12                                                                                                 $3,456,016         $3,802,383
                                                                                                  -----------        -----------
     CASH DISBURSEMENTS

13            Payments for Inventory                                                                       $0                 $0
                                                                                                  -----------        -----------
14            Selling                                                                                 $22,222            $42,222
                                                                                                  -----------        -----------
15            Administrative                                                                          $36,047            $65,674
                                                                                                  -----------        -----------
16            Capital Expenditures                                                                         $0                 $0
                                                                                                  -----------        -----------
17            Principal Payments on Debt                                                                   $0                 $0
                                                                                                  -----------        -----------
18            Interest Paid                                                                                $0                 $0
                                                                                                  -----------        -----------
              Rent/Lease:
19                     Personal Property                                                                   $0             $4,512
                                                                                                  -----------        -----------
20                     Real Property                                                                  $40,945            $83,267
                                                                                                  -----------        -----------
              Amount Paid to Owner(s)/Officer(s)
21                     Salaries                                                                      $126,043           $126,043
                                                                                                  -----------        -----------
22                     Draws                                                                               $0                 $0
                                                                                                  -----------        -----------
23                     Commissions/Royalties                                                               $0                 $0
                                                                                                  -----------        -----------
24                     Expense Reimbursements                                                         $16,983            $18,480
                                                                                                  -----------        -----------
25                     Other                                                                               $0                 $0
                                                                                                  -----------        -----------
26            Salaries/Commissions (less employee withholding)                                       $514,074           $514,074
                                                                                                  -----------        -----------
27            Management Fees                                                                              $0                 $0
                                                                                                  -----------        -----------
              Taxes:
28                     Employee Withholding                                                                $0                 $0
                                                                                                  -----------        -----------
29                     Employer Payroll Taxes                                                              $0                 $0
                                                                                                  -----------        -----------
30                     Real Property Taxes                                                                 $0                 $0
                                                                                                  -----------        -----------
31                     Other Taxes                                                                     $4,373             $4,373
                                                                                                  -----------        -----------
32            Other Cash Outflows:
                                                                                                  -----------        -----------
33                     Bank Fees                                                                         $171               $231
                       ------------------------------------------------------------------------   -----------        -----------
34                     Customer Chargebacks on Credit Card Transactions                               $41,977            $65,917
                       ------------------------------------------------------------------------   -----------        -----------
35                     Payments for Cost of Providing Services                                        $52,272            $74,920
                       ------------------------------------------------------------------------   -----------        -----------
36                     Payments for Professional Services in Connection with Chp 11 Case               $3,328            $37,861
                       ------------------------------------------------------------------------   -----------        -----------
37                     Payments to OmniSky Israel for work done on behalf of OmniSky US               $80,000            $80,000
                       ------------------------------------------------------------------------   -----------        -----------
                       Payments to Outside Engineering Consultants                                    $27,836            $27,836
                       ------------------------------------------------------------------------   -----------        -----------
                       Payments for Approved Executory Contract Cure Amounts                       $1,729,660         $1,729,660
                       ------------------------------------------------------------------------   -----------        -----------

                       ------------------------------------------------------------------------   -----------        -----------

                                                                                                  -----------        -----------
38                     TOTAL CASH DISBURSEMENTS:                                                   $2,695,931         $2,875,070
                                                                                                  -----------        -----------
39   NET INCREASE (DECREASE) IN CASH                                                                 $760,085           $927,313
                                                                                                  -----------        -----------
40   CASH BALANCE, BEGINNING OF PERIOD                                                             $9,891,517         $9,724,289
                                                                                                  -----------        -----------
41   CASH BALANCE, END OF PERIOD                                                                  $10,651,602        $10,651,602
                                                                                                  ===========       ============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 01/31/02

                                                                                                      ACTUAL         CUMULATIVE
 CASH FLOWS FROM OPERATING ACTIVITIES                                                               CURRENT MONTH   (CASE TO DATE)
                                                                                                    -------------   --------------

1            Cash Received from Sales                                                                 $961,309        $1,307,676
                                                                                                    -----------       -----------
2            Rent/Leases Collected                                                                           $0                $0
                                                                                                    -----------       -----------
3            Interest Received                                                                               $0                $0
                                                                                                    -----------       -----------
4            Cash Paid to Suppliers                                                                     $52,272           $74,920
                                                                                                    -----------       -----------
5            Cash Paid for Selling Expenses                                                             $22,222           $42,222
                                                                                                    -----------       -----------
6            Cash Paid for Administrative Expenses                                                      $36,047           $65,674
                                                                                                    -----------       -----------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                          $0            $4,512
                                                                                                    -----------       -----------
8                 Real Property                                                                         $40,945           $83,267
                                                                                                    -----------       -----------
9            Cash Paid for Interest                                                                          $0                $0
                                                                                                    -----------       -----------
10           Cash Paid for Net Payroll and Benefits                                                    $514,074          $514,074
                                                                                                    -----------       -----------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                             $126,043          $126,043
                                                                                                    -----------       -----------
12                Draws                                                                                      $0                $0
                                                                                                    -----------       -----------
13                Commissions/Royalties                                                                      $0                $0
                                                                                                    -----------       -----------
14                Expense Reimbursements                                                                $16,983           $18,480
                                                                                                    -----------       -----------
15                Other                                                                                      $0                $0
                                                                                                    -----------       -----------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                       $0                $0
                                                                                                    -----------       -----------
17                Employee Withholdings                                                                      $0                $0
                                                                                                    -----------       -----------
18                Real Property Taxes                                                                        $0                $0
                                                                                                    -----------       -----------
19                Other Taxes                                                                            $4,373            $4,373
                                                                                                    -----------       -----------
20           Cash Paid for General Expenses

                                                                                                    -----------       -----------
21                Bank Fees                                                                                $171              $231
             ---------------------------------------------------------------------------------      -----------       -----------
22                Customer Chargebacks on Credit Card Transactions                                      $41,977           $65,917
             ---------------------------------------------------------------------------------      -----------       -----------
23                Payments to OmniSky Israel for work done on behalf of OmniSky US                      $80,000           $80,000
             ---------------------------------------------------------------------------------      -----------       -----------
24                Payments to Outside Engineering Consultants                                           $27,836           $27,836
             ---------------------------------------------------------------------------------      -----------       -----------
25                Payments for Approved Executory Contract Cure Amounts                              $1,729,660        $1,729,660
             ---------------------------------------------------------------------------------      -----------       -----------
26
             ---------------------------------------------------------------------------------       -----------       -----------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS      ($1,731,294)      ($1,529,533)
                                                                                                    -----------       -----------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                                    $3,964            $3,964
                                                                                                    -----------       -----------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                          $3,328           $37,861
                                                                                                    -----------       -----------
30           U.S. Trustee Quarterly Fees                                                                     $0                $0
                                                                                                    -----------       -----------
31
             ---------------------------------------------------------------------------------      -----------       -----------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $636          ($33,897)
                                                                                                    -----------       -----------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    ($1,730,658)      ($1,563,430)
                                                                                                    -----------       -----------
      CASH FLOWS FROM INVESTING ACTIVITIES

34           Capital Expenditures                                                                            $0                $0
                                                                                                    -----------       -----------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                 $2,490,743        $2,490,743
                                                                                                    -----------       -----------
36
             ---------------------------------------------------------------------------------      -----------       -----------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                   $2,490,743        $2,490,743
                                                                                                    -----------       -----------
      CASH FLOWS FROM FINANCING ACTIVITIES

38           Net Borrowings (Except Insiders)                                                                $0                $0
                                                                                                    -----------       -----------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                   $0                $0
                                                                                                    -----------       -----------
40           Capital Contributions                                                                           $0                $0
                                                                                                    -----------       -----------
41           Principal Payments                                                                              $0                $0
                                                                                                    -----------       -----------
42
             ---------------------------------------------------------------------------------      -----------       -----------
42
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                $0
                                                                                                    -----------       -----------
42
             ---------------------------------------------------------------------------------      -----------       -----------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             $760,085          $927,313
                                                                                                    -----------       -----------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                               $9,891,517        $9,724,289
                                                                                                    -----------       -----------
46    CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                    $10,651,602       $10,651,602
                                                                                                    ===========       ===========

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky International, LLC                      CASE NO. 01-33126 (DM)

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:   Jan-02                     PETITION DATE:   12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in $1

                                                                           END OF CURRENT   END OF PRIOR   AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                             MONTH           MONTH          FILING
                                                                                -----           -----          ------
      a. Current Assets                                                                $0             $0
                                                                           --------------   ------------
      b. Total Assets                                                                  $0             $0               $0
                                                                           --------------   ------------   --------------
      c. Current Liabilities                                                           $0             $0
                                                                           --------------   ------------
      d. Total Liabilities                                                             $0             $0               $0
                                                                           --------------   ------------   --------------

                                                                                                             CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
                                                                            -------------    -----------   --------------
      a.  Total Receipts                                                               $0             $0               $0
                                                                           --------------   ------------   --------------
      b.  Total Disbursements                                                          $0             $0               $0
                                                                           --------------   ------------   --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   $0             $0               $0
                                                                           --------------   ------------   --------------
      d.  Cash Balance Beginning of Month                                              $0             $0               $0
                                                                           --------------   ------------   --------------
      e.  Cash Balance End of Month (c + d)                                            $0             $0               $0
                                                                           --------------   ------------   --------------

                                                                                                             CUMULATIVE
                                                                            CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
                                                                            -------------    -----------   --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                   $0             $0               $0
                                                                           --------------   ------------   --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                      $0             $0
                                                                           --------------   ------------
6.    POST-PETITION LIABILITIES                                                        $0             $0
                                                                           --------------   ------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                           $0             $0
                                                                           --------------   ------------

AT THE END OF THIS REPORTING MONTH:                                                                       YES               NO
                                                                                                          ---               --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                    X
      course to secured creditors or lessors? (if yes, attach listing including date of               ------------     ------------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                               X
      payment, amount of payment and name of payee)                                                   ------------     ------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                      ------------     ------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                  X
      attach listing including date of payment, amount and reason for payment, and name of payee)     ------------     ------------

12.   Is the estate insured for replacement cost of assets and for general liability?                      X
                                                                                                      ------------     ------------
13.   Are a plan and disclosure statement on file?                                                                           X
                                                                                                      ------------     ------------
14.   Was there any post-petition borrowing during this reporting period?                                                    X
                                                                                                      ------------     ------------

15.   Check if paid: Post-petition taxes    ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition
                                         ---                             ---
                                                                              tax reporting and tax returns: X .
                                                                                                            ---

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct. Date:

                               /s/ Michael Malesardi
                               -------------------------------------------------
Date  February 20, 2002        Responsible Individual
     ------------------
                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 01/31/02

                  CURRENT MONTH
----------------------------------------------                                                          CUMULATIVE      NEXT MONTH
    ACTUAL         FORECAST        VARIANCE                                                           (CASE TO DATE)     FORECAST
--------------  --------------  --------------                                                        --------------     --------
                                                      REVENUES:
            $0                              $0    1   Gross Sales                                                 $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0    2   less: Sales Returns & Allowances                            $0
--------------  --------------  --------------                                                        --------------  --------------
            $0              $0              $0    3   Net Sales                                                   $0              $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0    4   less: Cost of Goods Sold   (Schedule 'B')                   $0
--------------  --------------  --------------                                                        --------------  --------------
            $0              $0              $0    5   Gross Profit                                                $0              $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0    6   Interest                                                    $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0    7   Other Income:                                               $0
--------------  --------------  --------------                       ----------------------------     --------------  --------------
            $0                              $0    8                                                               $0
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
            $0                              $0    9                                                               $0
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
            $0              $0              $0   10   TOTAL REVENUES                                              $0              $0
--------------  --------------  --------------                                                        --------------  --------------
                                                      EXPENSES:
            $0                              $0   11   Compensation to Owner(s)/Officer(s)                         $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   12   Salaries                                                    $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   13   Commissions                                                 $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   14   Contract Labor                                              $0
--------------  --------------  --------------        Rent/Lease:                                     --------------  --------------

            $0                              $0   15   Personal Property                                           $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   16   Real Property                                               $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   17   Insurance                                                   $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   18   Management Fees                                             $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   19   Depreciation                                                $0
--------------  --------------  --------------                                                        --------------  --------------
                                                      Taxes:

            $0                              $0   20   Employer Payroll Taxes                                      $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   21   Real Property Taxes                                         $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   22   Other Taxes                                                 $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   23   Other Selling                                               $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   24   Other Administrative                                        $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   25   Interest                                                    $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   26   Other Expenses:                                             $0
--------------  --------------  --------------                        ---------------------------     --------------  --------------
                                            $0   27
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   28
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   29
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   30
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   31
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   32
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   33
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
                                            $0   34                                                               $0              $0
--------------  --------------  --------------        -------------------------------------------     --------------  --------------
            $0              $0              $0   35   TOTAL EXPENSES                                              $0              $0
--------------  --------------  --------------                                                        --------------  --------------
            $0              $0              $0   36   SUBTOTAL                                                    $0              $0
--------------  --------------  --------------                                                        --------------  --------------
                                                      REORGANIZATION ITEMS:
            $0                              $0   37   Professional Fees                                           $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   38   Provisions for Rejected Executory Contracts                 $0
--------------  --------------  --------------                                                        --------------  --------------
            $0                              $0   39   Interest Earned on Accumulated Cash from                    $0
--------------  --------------  --------------        Resulting Chp 11 Case                           --------------  --------------
                                                                                                                  $0
            $0                              $0   40   Gain or (Loss) from Sale of Equipment           --------------  --------------
--------------  --------------  --------------                                                                    $0
            $0                              $0   41   U.S. Trustee Quarterly Fees                     --------------  --------------
--------------  --------------  --------------                                                                    $0
            $0                              $0   42                                                   --------------  --------------
--------------  --------------  --------------        -------------------------------------------                 $0              $0
            $0              $0              $0   43   TOTAL REORGANIZATION ITEMS                      --------------  --------------
--------------  --------------  --------------                                                                    $0              $0
            $0              $0              $0   44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  --------------  --------------
--------------  --------------  --------------                                                                    $0
            $0                              $0   45   Federal & State Income Taxes                    --------------  --------------
--------------  --------------  --------------                                                                    $0              $0
            $0              $0              $0   46   NET PROFIT (LOSS)                               ==============  ==============
==============  ==============  ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02

           ASSETS
                                                                                   FROM SCHEDULES            MARKET VALUE
                                                                                   --------------            ------------
                 CURRENT ASSETS

        1              Cash and cash equivalents - unrestricted                                                       $0
                                                                                                             ------------
        2              Cash and cash equivalents - restricted                                                         $0
                                                                                                             ------------
        3              Accounts receivable (net)                                          A                           $0
                                                                                                             ------------
        4              Inventory                                                          B                           $0
                                                                                                             ------------
        5              Prepaid expenses                                                                               $0
                                                                                                             ------------
        6              Professional retainers                                                                         $0
                                                                                                             ------------
        7              Other:                                                                                         $0
                                 -----------------------------------------------                             ------------

        8              ---------------------------------------------------------                             ------------

        9                        TOTAL CURRENT ASSETS                                                                 $0
                                                                                                             ------------
                 PROPERTY AND EQUIPMENT (MARKET VALUE)

       10              Real property                                                      C                           $0
                                                                                                             ------------
       11              Machinery and equipment                                            D                           $0
                                                                                                             ------------
       12              Furniture and fixtures                                             D                           $0
                                                                                                             ------------
       13              Office equipment                                                   D                           $0
                                                                                                             ------------
       14              Leasehold improvements                                             D                           $0
                                                                                                             ------------
       15              Vehicles                                                           D                           $0
                                                                                                             ------------
       16              Other:                                                             D
                                 -----------------------------------------------                             ------------
       17                                                                                 D
                       ---------------------------------------------------------                             ------------
       18                                                                                 D
                       ---------------------------------------------------------                             ------------
       19                                                                                 D
                       ---------------------------------------------------------                             ------------
       20                                                                                 D
                       ---------------------------------------------------------                             ------------

       21                        TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                                             ------------
                 OTHER ASSETS

       22              Loans to shareholders                                                                          $0
                                                                                                             ------------
       23              Loans to affiliates                                                                            $0
                                                                                                             ------------
       24

                       ---------------------------------------------------------                             ------------
       25

                       ---------------------------------------------------------                             ------------
       26

                       ---------------------------------------------------------                             ------------
       27

                       ---------------------------------------------------------                             ------------
       28                        TOTAL OTHER ASSETS                                                                   $0
                                                                                                             ------------
       29                        TOTAL ASSETS                                                                         $0
                                                                                                             ============

           NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

           LIABILITIES FROM SCHEDULES

                 POST-PETITION

                       CURRENT LIABILITIES

       30                        Salaries and wages                                                                       $0
                                                                                                                   ----------
       31                        Payroll taxes                                                                            $0
                                                                                                                   ----------
       32                        Real and personal property taxes                                                         $0
                                                                                                                   ----------
       33                        Income taxes                                                                             $0
                                                                                                                   ----------
       34                        Sales taxes                                                                              $0
                                                                                                                   ----------
       35                        Notes payable (short term)                                                               $0
                                                                                                                   ----------
       36                        Accounts payable (trade)                                                   A             $0
                                                                                                                   ----------
       37                        Real property lease arrearage                                                            $0
                                                                                                                   ----------
       38                        Personal property lease arrearage                                                        $0
                                                                                                                   ----------
       39                        Accrued professional fees                                                                $0
                                                                                                                   ----------
       40                        Current portion of long-term post-petition debt (due within 12 months)                   $0
                                                                                                                   ----------
       41                        Other:                                                                                   $0
                                             ---------------------------------------------------                   ----------
       42
                                 ---------------------------------------------------------------                   ----------
       43
                                 ---------------------------------------------------------------                   ----------
       44                        TOTAL CURRENT LIABILITIES                                                                $0
                                                                                                                   ----------
       45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                   ----------
       46                        TOTAL POST-PETITION LIABILITIES                                                          $0
                                                                                                                   ----------
                 PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

       47                        Secured claims                                                             F             $0
                                                                                                                   ----------
       48                        Priority unsecured claims                                                  F             $0
                                                                                                                   ----------
       49                        General unsecured claims                                                   F             $0
                                                                                                                   ----------
       50                        TOTAL PRE-PETITION LIABILITIES                                                           $0
                                                                                                                   ----------
       51                        TOTAL LIABILITIES                                                                        $0
                                                                                                                   ----------
           EQUITY (DEFICIT)

       52              Retained Earnings/(Deficit) at time of filing                                                      $0
                                                                                                                   ----------
       53              Capital Stock                                                                                      $0
                                                                                                                   ----------
       54              Additional paid-in capital                                                                         $0
                                                                                                                   ----------
       55              Cumulative profit/(loss) since filing of case                                                      $0
                                                                                                                   ----------
       56              Post-petition contributions/(distributions) or (draws)                                             $0
                                                                                                                   ----------
       57
                       -------------------------------------------------------------------------                   ----------

       58              Market value adjustment                                                                            $0
                                                                                                                   ----------
       59                        TOTAL EQUITY (DEFICIT)                                                                   $0
                                                                                                                   ----------
       60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                         $0
                                                                                                                   ==========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                   ACCOUNTS RECEIVABLE             ACCOUNTS PAYABLE               PAST DUE
                                                [PRE AND POST PETITION]            [POST PETITION]          POST PETITION DEBT
                                                -----------------------            ---------------          ------------------

     0 -30 Days                                                         $0                        $0
                                            -------------------------------   -----------------------
     31-60 Days                                                         $0                        $0
                                            -------------------------------   -----------------------
     61-90 Days                                                         $0                        $0                           $0
                                            -------------------------------   -----------------------   --------------------------
     91+ Days                                                           $0                        $0
                                            -------------------------------   -----------------------
     Total accounts receivable/payable                                  $0                        $0
                                            -------------------------------   =======================
     Allowance for doubtful accounts
                                            -------------------------------
     Accounts receivable (net)                                          $0
                                            ===============================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
----------------------------------                         ------------------
                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH
                                       ------------
                                                           INVENTORY BEGINNING OF MONTH

                                                                                             -------------
                                                           Add -
     Retail/Restaurants -                                    Net purchase

                                                                                             -------------
       Product for resale                                    Direct labor
                                      --------------                                         -------------
                                                             Manufacturing overhead

                                                                                             -------------
     Distribution -                                          Freight in
                                                                                             -------------
       Products for resale                                   Other:
                                      --------------                                         -------------

                                                           ----------------------------      -------------
     Manufacturer -
                                                           ----------------------------      -------------
       Raw Materials

                                      --------------
       Work-in-progress                                    Less -
                                      --------------
       Finished goods                                        Inventory End of Month
                                      --------------                                         -------------
                                                             Shrinkage

                                                                                             -------------
     Other - Explain                                         Personal Use
                                      --------------                                         -------------

     ---------------------------------
                                                           Cost of Goods Sold                          $0
     ---------------------------------                                                      =============
         TOTAL                                   $0
                                      ==============


     METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.

                     Yes             No
                         ------         --------

     How often do you take a complete physical inventory?        Valuation methods -

                                                                     FIFO cost
                                                                                                                  ---
       Weekly                                                        LIFO cost
                               ---------                                                                          ---
       Monthly                                                       Lower of cost or market
                               ---------                                                                          ---
       Quarterly                                                     Retail method
                               ---------                                                                          ---
       Semi-annually                                                 Other
                               ---------                                                                          ---
       Annually                                                        Explain
                               ---------
Date of last physical inventory was
                                     -------------------------   -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
Date of next physical inventory is
                                     -------------------------   -------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                        COST        MARKET VALUE
-----------                                                                                        ----        ------------
        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============

                                SCHEDULE D
                         OTHER DEPRECIABLE ASSETS

Description                                                                                        COST        MARKET VALUE
-----------                                                                                        ----        ------------
Machinery & Equipment -

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============
Furniture & Fixtures -

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============
Office Equipment -

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============
Leasehold Improvements -

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============
Vehicles -

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------

        --------------------------------------------------------------------                    ----------     ------------
        Total                                                                                          $0               $0
                                                                                                ==========     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS          31-60 DAYS        61-90 DAYS       91+ DAYS           TOTAL
                                           ---------          ----------        ---------        --------           -----
Federal

         Income Tax Withholding                                                                                            $0
                                        ---------------    ----------------   --------------   -------------    --------------
         FICA - Employee                                                                                                   $0
                                        ---------------    ----------------   --------------   -------------    --------------
         FICA - Employer                                                                                                   $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Unemployment (FUTA)                                                                                               $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Income                                                                                                            $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Other (Attach List)                                                                                               $0
                                        ---------------    ----------------   --------------   -------------    --------------
TOTAL FEDERAL TAXES                                 $0                  $0               $0              $0                $0
                                        ---------------    ----------------   --------------   -------------    --------------
STATE AND LOCAL

         Income Tax Withholding                                                                                            $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Unemployment (UT)                                                                                                 $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Disability Insurance (DI)                                                                                         $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Empl. Training Tax (ETT)                                                                                          $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Sales                                                                                                             $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Excise                                                                                                            $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Real property                                                                                                     $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Personal property                                                                                                 $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Income                                                                                                            $0
                                        ---------------    ----------------   --------------   -------------    --------------
         Other (Attach List)                                                                                               $0
                                        ---------------    ----------------   --------------   -------------    --------------
TOTAL STATE & LOCAL TAXES                           $0                  $0               $0              $0                $0
                                        ---------------    ----------------   --------------   -------------    --------------
TOTAL TAXES                                         $0                  $0               $0              $0                $0
                                        ===============    ================   ==============   =============    ==============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           CLAIMED                ALLOWED
-------------------------------------------                                            AMOUNT               AMOUNT (b)
                                                                                       ------               ----------
         Secured claims  (a)                                                                     $0                    $0
                                                                                --------------------    ------------------
         Priority claims other than taxes                                                        $0                    $0
                                                                                --------------------    ------------------
         Priority tax claims                                                                     $0                    $0
                                                                                --------------------    ------------------
         General unsecured claims                                                                $0                    $0
                                                                                --------------------    ------------------

         (a)     List total amount of claims even it under secured.

         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                  ACCOUNT 1             ACCOUNT 2              ACCOUNT 3            ACCOUNT 4
                                                  ---------             ---------              ---------            ---------
Bank
                                             --------------------  ---------------------  --------------------  ------------------
Account Type
                                             --------------------  ---------------------  --------------------  ------------------
Account No.
                                             --------------------  ---------------------  --------------------  ------------------
Account Purpose
                                             --------------------  ---------------------  --------------------  ------------------
Balance, End of Month
                                             --------------------  ---------------------  --------------------  ------------------
Total Funds on Hand for all Accounts                          $0
                                             ====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                       Actual                 Cumulative
                                                                                    Current Month           (Case to Date)
                                                                                    -------------           --------------
     CASH RECEIPTS

1             Rent/Leases Collected
                                                                                    -------------           --------------
2             Cash Received from Sales
                                                                                    -------------           --------------
3             Interest Received
                                                                                    -------------           --------------
4             Borrowings
                                                                                    -------------           --------------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                                    -------------           --------------
6             Capital Contributions
                                                                                    -------------           --------------
7
              ------------------------------------------------------------------    -------------           --------------
8
              ------------------------------------------------------------------    -------------           --------------
9
              ------------------------------------------------------------------    -------------           --------------
10
              ------------------------------------------------------------------    -------------           --------------
11
              ------------------------------------------------------------------    -------------           --------------
12                  TOTAL CASH RECEIPTS                                                       $0                       $0
                                                                                    -------------           --------------
     CASH DISBURSEMENTS

13            Payments for Inventory
                                                                                    -------------           --------------
14            Selling
                                                                                    -------------           --------------
15            Administrative
                                                                                    -------------           --------------
16            Capital Expenditures
                                                                                    -------------           --------------
17            Principal Payments on Debt
                                                                                    -------------           --------------
18            Interest Paid
                                                                                    -------------           --------------
              Rent/Lease:

19                  Personal Property
                                                                                    -------------           --------------
20                  Real Property

                                                                                    -------------           --------------
              Amount Paid to Owner(s)/Officer(s)

21                  Salaries
                                                                                    -------------           --------------
22                  Draws
                                                                                    -------------           --------------
23                  Commissions/Royalties
                                                                                    -------------           --------------
24                  Expense Reimbursements
                                                                                    -------------           --------------
25                  Other
                                                                                    -------------           --------------
26            Salaries/Commissions (less employee withholding)
                                                                                    -------------           --------------
27            Management Fees
                                                                                    -------------           --------------
              Taxes:

28                  Employee Withholding
                                                                                    -------------           --------------
29                  Employer Payroll Taxes
                                                                                    -------------           --------------
30                  Real Property Taxes
                                                                                    -------------           --------------
31                  Other Taxes
                                                                                    -------------           --------------
32            Other Cash Outflows:
                                                                                    -------------           --------------
33
                    ------------------------------------------------------------    -------------           --------------
34
                    ------------------------------------------------------------    -------------           --------------
35
                    ------------------------------------------------------------    -------------           --------------
36
                    ------------------------------------------------------------    -------------           --------------
37
                    ------------------------------------------------------------    -------------           --------------
38                  TOTAL CASH DISBURSEMENTS:                                                 $0                       $0
                                                                                    -------------           --------------
39   NET INCREASE (DECREASE) IN CASH                                                          $0                       $0
                                                                                    -------------           --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                    -------------           --------------
41   CASH BALANCE, END OF PERIOD                                                              $0                       $0
                                                                                    =============           ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                              ACTUAL        CUMULATIVE
      ------------------------------------                                                          CURRENT MONTH   (CASE TO DATE)
                                                                                                    -------------   --------------
1            Cash Received from Sales
                                                                                                    -------------   --------------
2            Rent/Leases Collected
                                                                                                    -------------   --------------
3            Interest Received
                                                                                                    -------------   --------------
4            Cash Paid to Suppliers
                                                                                                    -------------   --------------
5            Cash Paid for Selling Expenses
                                                                                                    -------------   --------------
6            Cash Paid for Administrative Expenses
                                                                                                    -------------   --------------
             Cash Paid for Rents/Leases:

7                 Personal Property
                                                                                                    -------------   --------------
8                 Real Property
                                                                                                    -------------   --------------
9            Cash Paid for Interest
                                                                                                    -------------   --------------
10           Cash Paid for Net Payroll and Benefits
                                                                                                    -------------   --------------
             Cash Paid to Owner(s)/Officer(s)

11                Salaries
                                                                                                    -------------   --------------
12                Draws
                                                                                                    -------------   --------------
13                Commissions/Royalties
                                                                                                    -------------   --------------
14                Expense Reimbursements
                                                                                                    -------------   --------------
15                Other
                                                                                                    -------------   --------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.

16                Employer Payroll Tax
                                                                                                    -------------   --------------
17                Employee Withholdings
                                                                                                    -------------   --------------
18                Real Property Taxes
                                                                                                    -------------   --------------
19                Other Taxes
                                                                                                    -------------   --------------
20           Cash Paid for General Expenses
                                                                                                    -------------   --------------
21
             ----------------------------------------------------------------------------------     -------------   --------------
22
             ----------------------------------------------------------------------------------     -------------   --------------
23
             ----------------------------------------------------------------------------------     -------------   --------------
24
             ----------------------------------------------------------------------------------     -------------   --------------
25
             ----------------------------------------------------------------------------------     -------------   --------------
26
             ----------------------------------------------------------------------------------     -------------   --------------

27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                $0               $0
                                                                                                    -------------   --------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    -------------   --------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    -------------   --------------
30           U.S. Trustee Quarterly Fees
                                                                                                    -------------   --------------
31
             ----------------------------------------------------------------------------------     -------------   --------------

32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                            $0               $0
                                                                                                    -------------   --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                              $0               $0
                                                                                                    -------------   --------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34           Capital Expenditures
                                                                                                    -------------   --------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    -------------   --------------
36
             ----------------------------------------------------------------------------------     -------------   --------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                            $0               $0
                                                                                                    -------------   --------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38           Net Borrowings (Except Insiders)
                                                                                                    -------------   --------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    -------------   --------------
40           Capital Contributions
                                                                                                    -------------   --------------
41           Principal Payments
                                                                                                    -------------   --------------
42
             ----------------------------------------------------------------------------------     -------------   --------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                            $0               $0
                                                                                                    -------------   --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    $0               $0
                                                                                                    -------------   --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                    -------------   --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                               $0               $0
                                                                                                    =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re: Norway Acquisition Corporation |   CASE NO.        01-33127 (DM)
                                      |
                                      |   CHAPTER 11
                                      |   MONTHLY OPERATING REPORT
______________________________________|   (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

            MONTH ENDED:  Jan-02                    PETITION DATE:     12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked
            here     ---     the Office of the U.S. Trustee or the Court has
            approved the Cash Basis of Accounting for the Debtor).
            Dollars reported in   $1
                                  --

2.          ASSET AND LIABILITY STRUCTURE                                       END OF CURRENT    END OF PRIOR       AS OF PETITION
                                                                                   MONTH             MONTH                FILING
                                                                                   -----             -----                ------
            a.  Current Assets                                                    $      0         $       0
                                                                                  --------         ---------
            b.  Total Assets                                                      $      0         $       0               $     0
                                                                                  --------         ----------              -------
            c.  Current Liabilities                                               $      0         $       0
                                                                                  --------         ----------
            d.  Total Liabilities                                                 $      0         $       0               $     0
                                                                                  --------         ----------              -------


                                                                                                                        CUMULATIVE
3.          STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                                                -------------       -----------       --------------
            a.  Total Receipts                                                    $        0         $        0            $    0
                                                                                  ----------         ----------            ------
            b.  Total Disbursements                                               $        0         $        0            $    0
                                                                                  ----------         ----------            ------
            c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $        0         $        0            $    0
                                                                                  ----------         ----------            ------
            d.  Cash Balance Beginning of Month                                   $        0         $        0            $    0
                                                                                  ----------         ----------            ------
            e.  Cash Balance End of Month (c + d)                                 $        0         $        0            $    0
                                                                                  ----------         ----------            ------

                                                                                                                        CUMULATIVE
                                                                                  CURRENT MONTH      PRIOR MONTH     (CASE TO DATE)
                                                                                  -------------      -----------     --------------

4.          PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        $        0         $      0             $    0
                                                                                  ----------         --------             ------
5.          ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $        0         $      0
                                                                                  ----------         --------
6.          POST-PETITION LIABILITIES                                             $        0         $      0
                                                                                  ----------         --------
7.          PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                $        0         $      0
                                                                                  ----------         --------


AT THE END OF THIS REPORTING MONTH:                                                                           YES       NO
                                                                                                              ---       --
8.          Have any payments been made on pre-petition debt, other than payments in the normal               [_]       [X]
            course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.          Have any payments been made to professionals?  (if yes, attach listing including date of          [_]       [X]
            payment, amount of payment and name of payee)

10.         If the answer is yes to 8 or 9, were all such payments approved by the court?                     [_]       [_]

11.         Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,             [_]       [X]
            attach listing including date of payment, amount and reason for payment, and name of payee)

12.         Is the estate insured for replacement cost of assets and for general liability?                   [X]       [_]

13.         Are a plan and disclosure statement on file?                                                      [_]       [X]

14.         Was there any post-petition borrowing during this reporting period?                               [_]       [X]

15.   Check if paid: Post-petition taxes    ; U.S. Trustee Quarterly Fees    ; Check if filing is current for: Post-petition
                                         ---                              ---
                                                                               tax reporting and tax returns: X .
                                                                                                             ---


            (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: February 20, 2002           /s/ Michael Malesardi
      _________________           ______________________________________________
                                  Responsible Individual



                                                                  Revised 1/1/98

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                          For the Month Ended 01/31/02

       CURRENT MONTH
------------------------------
ACTUAL     FORECAST   VARIANCE                                                                    CUMULATIVE      NEXT MONTH
------     --------   --------                                                                  (CASE TO DATE)     FORECAST
                                                                                                --------------   --------------
                                      REVENUES:
$      0              $      0      1   Gross Sales                                             $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0      2   less: Sales Returns & Allowances                        $            0
--------   --------   --------                                                                  --------------   --------------
$      0   $      0   $      0      3   Net Sales                                               $            0   $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0      4   less: Cost of Goods Sold             (Schedule 'B')     $            0
--------   --------   --------                                                                  --------------   --------------
$      0   $      0   $      0      5   Gross Profit                                            $            0   $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0      6   Interest                                                $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0      7   Other Income:                                           $            0
--------   --------   --------                         ----------------------------------       --------------   --------------
$      0              $      0      8                                                           $            0
--------   --------   --------        --------------------------------------------------        --------------   --------------
$      0              $      0      9                                                           $            0
--------   --------   --------        --------------------------------------------------        --------------   --------------
$      0   $      0   $      0     10       TOTAL REVENUES                                      $            0   $            0
--------   --------   --------                                                                  --------------   --------------
                                      EXPENSES:
$      0              $      0     11   Compensation to Owner(s)/Officer(s)                     $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     12   Salaries                                                $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     13   Commissions                                             $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     14   Contract Labor                                          $            0
--------   --------   --------           Rent/Lease:                                            --------------   --------------

$      0              $      0     15       Personal Property                                   $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     16       Real Property                                       $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     17   Insurance                                               $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     18   Management Fees                                         $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     19   Depreciation                                            $            0
--------   --------   --------           Taxes:                                                 --------------   --------------
$      0              $      0     20       Employer Payroll Taxes                              $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     21       Real Property Taxes                                 $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     22       Other Taxes                                         $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     23   Other Selling                                           $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     24   Other Administrative                                    $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     25   Interest                                                $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     26   Other Expenses:                                         $            0
--------   --------   --------                             -----------------------------        --------------   --------------
                      $      0     27
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     28
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     29
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     30
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     31
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     32
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     33
--------   --------   --------        --------------------------------------------------        --------------   --------------
                      $      0     34
--------   --------   --------        --------------------------------------------------        --------------   --------------
$      0   $      0   $      0     35       TOTAL EXPENSES                                      $            0   $            0
--------   --------   --------                                                                  --------------   --------------
$      0   $      0   $      0     36 SUBTOTAL                                                  $            0   $            0
--------   --------   --------                                                                  --------------   --------------

                                      REORGANIZATION ITEMS:
$      0              $      0     37   Professional Fees                                       $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     38   Provisions for Rejected Executory Contracts             $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     39   Interest Earned on Accumulated Cash from                $            0
--------   --------   --------          Resulting Chp 11 Case                                   --------------   --------------

$      0              $      0     40   Gain or (Loss) from Sale of Equipment                   $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     41   U.S. Trustee Quarterly Fees                             $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     42                                                           $            0
--------   --------   --------        --------------------------------------------------        --------------   --------------
$      0   $      0   $      0     43        TOTAL REORGANIZATION ITEMS                         $            0   $            0
--------   --------   --------                                                                  --------------   --------------
$      0   $      0   $      0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           $            0   $            0
--------   --------   --------                                                                  --------------   --------------
$      0              $      0     45   Federal & State Income Taxes                            $            0
--------   --------   --------                                                                  --------------   --------------
$      0   $      0   $      0     46 NET PROFIT (LOSS)                                         $            0   $            0
========   ========   ========                                                                  ==============   ==============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02


       ASSETS

                                                                                       FROM SCHEDULES                MARKET VALUE
                                                                                       --------------                ------------
         CURRENT ASSETS

   1          Cash and cash equivalents - unrestricted                                                                 $      0
                                                                                                                       --------
   2          Cash and cash equivalents - restricted                                                                   $      0
                                                                                                                       --------
   3          Accounts receivable (net)                                                      A                         $      0
                                                                                                                       --------
   4          Inventory                                                                      B                         $      0
                                                                                                                       --------
   5          Prepaid expenses                                                                                         $      0
                                                                                                                       --------
   6          Professional retainers                                                                                   $      0
                                                                                                                       --------
   7          Other:                                                                                                   $      0
                      -------------------------------------------------------------                                    --------
   8
              ---------------------------------------------------------------------                                    --------

   9                  TOTAL CURRENT ASSETS                                                                             $      0
                                                                                                                       --------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

  10          Real property                                                                  C                         $      0
                                                                                                                       --------
  11          Machinery and equipment                                                        D                         $      0
                                                                                                                       --------
  12          Furniture and fixtures                                                         D                         $      0
                                                                                                                       --------
  13          Office equipment                                                               D                         $      0
                                                                                                                       --------
  14          Leasehold improvements                                                         D                         $      0
                                                                                                                       --------
  15          Vehicles                                                                       D                         $      0
                                                                                                                       --------
  16          Other:                                                                         D
                      -------------------------------------------------------------                                    --------
  17                                                                                         D
              ---------------------------------------------------------------------                                    --------
  18                                                                                         D
              ---------------------------------------------------------------------                                    --------
  19                                                                                         D
              ---------------------------------------------------------------------                                    --------
  20                                                                                         D
              ---------------------------------------------------------------------                                    --------

  21                  TOTAL PROPERTY AND EQUIPMENT                                                                     $      0
                                                                                                                       --------
         OTHER ASSETS

  22          Loans to shareholders                                                                                    $      0
                                                                                                                       --------
  23          Loans to affiliates                                                                                      $      0
                                                                                                                       --------
  24
              ---------------------------------------------------------------------                                    --------
  25
              ---------------------------------------------------------------------                                    --------
  26
              ---------------------------------------------------------------------                                    --------
  27
              ---------------------------------------------------------------------                                    --------
  28                  TOTAL OTHER ASSETS                                                                               $      0
                                                                                                                       --------
  29                  TOTAL ASSETS                                                                                     $      0
                                                                                                                       ========


       NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


       LIABILITIES FROM SCHEDULES

         POST-PETITION

              CURRENT LIABILITIES

  30                  Salaries and wages                                                                               $      0
                                                                                                                       --------
  31                  Payroll taxes                                                                                    $      0
                                                                                                                       --------
  32                  Real and personal property taxes                                                                 $      0
                                                                                                                       --------
  33                  Income taxes                                                                                     $      0
                                                                                                                       --------
  34                  Sales taxes                                                                                      $      0
                                                                                                                       --------
  35                  Notes payable (short term)                                                                       $      0
                                                                                                                       --------
  36                  Accounts payable (trade)                                                     A                   $      0
                                                                                                                       --------
  37                  Real property lease arrearage                                                                    $      0
                                                                                                                       --------
  38                  Personal property lease arrearage                                                                $      0
                                                                                                                       --------
  39                  Accrued professional fees                                                                        $      0
                                                                                                                       --------
  40                  Current portion of long-term post-petition debt (due within 12 months)                           $      0
                                                                                                                       --------
  41                  Other:                                                                                           $      0
                                 --------------------------------------------------                                    --------
  42
                      -------------------------------------------------------------                                    --------
  43
                      -------------------------------------------------------------                                    --------
  44                  TOTAL CURRENT LIABILITIES                                                                        $      0
                                                                                                                       --------
  45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                       --------
  46                  TOTAL POST-PETITION LIABILITIES                                                                  $      0
                                                                                                                       --------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

  47                  Secured claims                                                               F                   $      0
                                                                                                                       --------
  48                  Priority unsecured claims                                                    F                   $      0
                                                                                                                       --------
  49                  General unsecured claims                                                     F                   $      0
                                                                                                                       --------
  50                  TOTAL PRE-PETITION LIABILITIES                                                                   $      0
                                                                                                                       --------
  51                  TOTAL LIABILITIES                                                                                $      0
                                                                                                                       --------
       EQUITY (DEFICIT)

  52          Retained Earnings/(Deficit) at time of filing                                                            $      0
                                                                                                                       --------
  53          Capital Stock                                                                                            $      0
                                                                                                                       --------
  54          Additional paid-in capital                                                                               $      0
                                                                                                                       --------
  55          Cumulative profit/(loss) since filing of case                                                            $      0
                                                                                                                       --------
  56          Post-petition contributions/(distributions) or (draws)                                                   $      0
                                                                                                                       --------
  57
              ---------------------------------------------------------------------                                    --------
  58          Market value adjustment                                                                                  $      0
                                                                                                                       --------
  59                  TOTAL EQUITY (DEFICIT)                                                                           $      0
                                                                                                                       --------
  60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $      0
                                                                                                                       ========


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                              ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                           [PRE AND POST PETITION]    [POST PETITION]     POST PETITION DEBT
                                                           -----------------------    ---------------     ------------------
     0 -30 Days                                                     $     0               $     0
                                                                    -------               -------
     31-60 Days                                                     $     0               $     0
                                                                    -------               -------
     61-90 Days                                                     $     0               $     0               $    0
                                                                    -------               -------               ------
     91+ Days                                                       $     0               $     0
                                                                    -------               -------
     Total accounts receivable/payable                              $     0               $     0
                                                                    -------               =======
     Allowance for doubtful accounts
                                                                    -------
     Accounts receivable (net)                                      $     0
                                                                    =======


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                           COST OF GOODS SOLD
----------------------------------                                           ------------------

                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH       INVENTORY BEGINNING OF MONTH                             ------
                                                  ------------
     Retail/Restaurants -                                            Add -
       Product for resale                                              Net purchase
                                                    -------                                                                   ------
                                                                       Direct labor
     Distribution -                                                                                                           ------
       Products for resale                                             Manufacturing overhead
                                                    -------                                                                   ------
                                                                       Freight in
     Manufacturer -                                                                                                           ------
       Raw Materials                                                   Other:
                                                    -------                                                                   ------
       Work-in-progress
                                                    -------           ---------------------------------------------           ------
       Finished goods
                                                    -------           ---------------------------------------------           ------

     Other - Explain                                                 Less -
                                                    -------            Inventory End of Month
                                                                                                                              ------
     ---------------------------------                                 Shrinkage
                                                                                                                              ------
     ---------------------------------                                 Personal Use
         TOTAL                                      $     0                                                                   ------
                                                    =======            Cost of Goods Sold                                     $    0
                                                                                                                              ======


     METHOD OF INVENTORY CONTROL                                           INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?                 Indicate by a checkmark method of inventory used.

                 Yes           No                                          Valuation methods -
                     ------       -------                                      FIFO cost
                                                                                                                        ---
     How often do you take a complete physical inventory?                      LIFO cost
                                                                                                                        ---
       Weekly                                                                  Lower of cost or market
                           -------                                                                                      ---
       Monthly                                                                 Retail method
                           -------                                                                                      ---
       Quarterly                                                               Other
                           -------                                                                                      ---
       Semi-annually                                                             Explain
                           -------
       Annually                                                            ---------------------------------------------------------
                           -------
                                                                           ---------------------------------------------------------
Date of last physical inventory was
                                         ------------------------------    ---------------------------------------------------------

Date of next physical inventory is
                                         ------------------------------                                               Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                         COST            MARKET VALUE
                                                                                    ----            ------------
       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                         COST            MARKET VALUE
                                                                                    ----            ------------
Machinery & Equipment -

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================

Furniture & Fixtures -

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================

Office Equipment -

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================

Leasehold Improvements -

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================

Vehicles -

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------

       ------------------------------------------------------                  ---------------    ------------------
       Total                                                                   $             0    $                0
                                                                               ===============    ==================


                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                            0-30 DAYS       31-60 DAYS       61-90 DAYS       91+ DAYS         TOTAL
                                         ---------       ----------       ----------       --------         -----

FEDERAL
     Income Tax Withholding                                                                               $         0
                                        -------------  ---------------   --------------   ------------    -----------
     FICA - Employee                                                                                      $         0
                                        -------------  ---------------   --------------   ------------    -----------
     FICA - Employer                                                                                      $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Unemployment (FUTA)                                                                                  $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Income                                                                                               $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Other (Attach List)                                                                                  $         0
                                        -------------  ---------------   --------------   ------------    -----------
TOTAL FEDERAL TAXES                     $           0  $             0    $           0   $          0    $         0
                                        -------------  ---------------   --------------   ------------    -----------
STATE AND LOCAL

     Income Tax Withholding                                                                               $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Unemployment (UT)                                                                                    $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Disability Insurance (DI)                                                                            $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Empl. Training Tax (ETT)                                                                             $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Sales                                                                                                $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Excise                                                                                               $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Real property                                                                                        $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Personal property                                                                                    $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Income                                                                                               $         0
                                        -------------  ---------------   --------------   ------------    -----------
     Other (Attach List)                                                                                  $         0
                                        -------------  ---------------   --------------   ------------    -----------
TOTAL STATE & LOCAL TAXES               $           0  $             0    $           0   $          0    $         0
                                        -------------  ---------------   --------------   ------------    -----------
TOTAL TAXES                             $           0  $             0    $           0   $          0    $         0
                                        =============  ===============   ==============   ============    ===========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                   CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                         AMOUNT             AMOUNT (B)
-------------------------------------------                         ------             ----------
     Secured claims  (a)                                            $    0               $    0
                                                                    ------               ------
     Priority claims other than taxes                               $    0               $    0
                                                                    ------               ------
     Priority tax claims                                            $    0               $    0
                                                                    ------               ------
     General unsecured claims                                       $    0               $    0
                                                                    ------               ------


     (a)     List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                             ACCOUNT 1        ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                             ---------        ---------       ---------     ---------
Bank
                                             ---------        ---------       ---------     ---------
Account Type
                                             ---------        ---------       ---------     ---------
Account No.
                                             ---------        ---------       ---------     ---------
Account Purpose
                                             ---------        ---------       ---------     ---------
Balance, End of Month
                                             ---------        ---------       ---------     ---------
Total Funds on Hand for all Accounts         $       0
                                             =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                 Actual                Cumulative
                                                                                              Current Month          (Case to Date)
                                                                                              -------------          --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                              --------------         ---------------
2           Cash Received from Sales
                                                                                              --------------         ---------------
3           Interest Received
                                                                                              --------------         ---------------
4           Borrowings
                                                                                              --------------         ---------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                              --------------         ---------------
6           Capital Contributions
                                                                                              --------------         ---------------
7
            ------------------------------------------------------------------                --------------         ---------------
8
            ------------------------------------------------------------------                --------------         ---------------
9
            ------------------------------------------------------------------                --------------         ---------------
10
            ------------------------------------------------------------------                --------------         ---------------
11
            ------------------------------------------------------------------                --------------         ---------------
12                TOTAL CASH RECEIPTS                                                                    $0                      $0
                                                                                              --------------         ---------------
     CASH DISBURSEMENTS
13          Payments for Inventory
                                                                                              --------------         ---------------
14          Selling
                                                                                              --------------         ---------------
15          Administrative
                                                                                              --------------         ---------------
16          Capital Expenditures
                                                                                              --------------         ---------------
17          Principal Payments on Debt
                                                                                              --------------         ---------------
18          Interest Paid
                                                                                              --------------         ---------------
            Rent/Lease:
19                Personal Property
                                                                                              --------------         ---------------
20                Real Property
                                                                                              --------------         ---------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                              --------------         ---------------
22                Draws
                                                                                              --------------         ---------------
23                Commissions/Royalties
                                                                                              --------------         ---------------
24                Expense Reimbursements
                                                                                              --------------         ---------------
25                Other
                                                                                              --------------         ---------------
26          Salaries/Commissions (less employee withholding)
                                                                                              --------------         ---------------
27          Management Fees
                                                                                              --------------         ---------------
            Taxes:
28                Employee Withholding
                                                                                              --------------         ---------------
29                Employer Payroll Taxes
                                                                                              --------------         ---------------
30                Real Property Taxes
                                                                                              --------------         ---------------
31                Other Taxes
                                                                                              --------------         ---------------
32          Other Cash Outflows:
                                                                                              --------------         ---------------
33
                  ------------------------------------------------------------                --------------         ---------------
34
                  ------------------------------------------------------------                --------------         ---------------
35
                  ------------------------------------------------------------                --------------         ---------------
36
                  ------------------------------------------------------------                --------------         ---------------
37
                  ------------------------------------------------------------                --------------         ---------------
38                TOTAL CASH DISBURSEMENTS:                                                              $0                      $0
                                                                                              --------------         ---------------
39   NET INCREASE (DECREASE) IN CASH                                                                     $0                      $0
                                                                                              --------------         ---------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                              --------------         ---------------
41   CASH BALANCE, END OF PERIOD                                                                         $0                      $0
                                                                                              ==============         ===============

                                                                  revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 01/31/02


      CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL         CUMULATIVE
                                                                                                 CURRENT MONTH   (CASE TO DATE)
                                                                                                 -------------   --------------
1           Cash Received from Sales
                                                                                                 -------------   ---------------
2           Rent/Leases Collected
                                                                                                 -------------   ---------------
3           Interest Received
                                                                                                 -------------   ---------------
4           Cash Paid to Suppliers
                                                                                                 -------------   ---------------
5           Cash Paid for Selling Expenses
                                                                                                 -------------   ---------------
6           Cash Paid for Administrative Expenses
                                                                                                 -------------   ---------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                 -------------   ---------------
8               Real Property
                                                                                                 -------------   ---------------
9           Cash Paid for Interest
                                                                                                 -------------   ---------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                 -------------   ---------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                                 -------------   ---------------
12              Draws
                                                                                                 -------------   ---------------
13              Commissions/Royalties
                                                                                                 -------------   ---------------
14              Expense Reimbursements
                                                                                                 -------------   ---------------
15              Other
                                                                                                 -------------   ---------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                                 -------------   ---------------
17              Employee Withholdings
                                                                                                 -------------   ---------------
18              Real Property Taxes
                                                                                                 -------------   ---------------
19              Other Taxes
                                                                                                 -------------   ---------------
20          Cash Paid for General Expenses
                                                                                                 -------------   ---------------
21
            --------------------------------------------------------------------------------     -------------   ---------------
22
            --------------------------------------------------------------------------------     -------------   ---------------
23
            --------------------------------------------------------------------------------     -------------   ---------------
24
            --------------------------------------------------------------------------------     -------------   ---------------
25
            --------------------------------------------------------------------------------     -------------   ---------------
26
            --------------------------------------------------------------------------------     -------------   ---------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0                $0
                                                                                                 -------------   ---------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                 -------------   ---------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                 -------------   ---------------
30          U.S. Trustee Quarterly Fees
                                                                                                 -------------   ---------------
31
            --------------------------------------------------------------------------------     -------------   ---------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                $0
                                                                                                 -------------   ---------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                           $0                $0
                                                                                                 -------------   ---------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures
                                                                                                 -------------   ---------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                 -------------   ---------------
36
            --------------------------------------------------------------------------------     -------------   ---------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                $0
                                                                                                 -------------   ---------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                                 -------------   ---------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                 -------------   ---------------
40          Capital Contributions
                                                                                                 -------------   ---------------
41          Principal Payments
                                                                                                 -------------   ---------------
42
            --------------------------------------------------------------------------------     -------------   ---------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                $0
                                                                                                 -------------   ---------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                 $0                $0
                                                                                                 -------------   ---------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                 -------------   ---------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                            $0                $0
                                                                                                 =============   ===============

                                                                  revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  NomadIQ,Inc.                                    CASE NO.   01-33128 (DM)

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Jan-02                                      PETITION DATE: 12/10/01

1.      Debtor in possession (or trustee) hereby submits this Monthly
        Operating Report on the Accrual Basis of accounting (or if
        checked here the Office of the U.S. Trustee or the Court has      ------
        approved the Cash Basis of Accounting for the Debtor).
        Dollars reported in $1

2.      ASSET AND LIABILITY STRUCTURE                                    END OF CURRENT     END OF PRIOR         AS OF PETITION
                                                                             MONTH             MONTH                 FILING
                                                                             -----             -----                 ------
        a.  Current Assets                                                          $0                $0
                                                                         --------------     -------------
        b.  Total Assets                                                            $0                $0                    $0
                                                                         --------------     -------------        --------------
        c.  Current Liabilities                                                     $0                $0
                                                                         --------------     -------------
        d.  Total Liabilities                                                       $0                $0                    $0
                                                                         --------------     -------------        --------------
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                       CUMULATIVE
                                                                         CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         -------------      -----------          --------------
        a.  Total Receipts                                                          $0                $0                    $0
                                                                         --------------     -------------        --------------
        b.  Total Disbursements                                                     $0                $0                    $0
                                                                         --------------     -------------        --------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              $0                $0                    $0
                                                                         --------------     -------------        --------------
        d.  Cash Balance Beginning of Month                                         $0                $0                    $0
                                                                         --------------     -------------        --------------
        e.  Cash Balance End of Month (c + d)                                       $0                $0                    $0
                                                                         --------------     -------------        --------------
                                                                                                                   CUMULATIVE
                                                                         CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         -------------      -----------          --------------
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                              $0                $0                    $0
                                                                         --------------     -------------        --------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                 $0                $0
                                                                         --------------     -------------
6.      POST-PETITION LIABILITIES                                                   $0                $0
                                                                         --------------     -------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                      $0                $0
                                                                         --------------     -------------

AT THE END OF THIS REPORTING MONTH:                                                                      YES          NO

8.      Have any payments been made on pre-petition debt, other than payments in the normal                            X
                                                                                                        -----        -----
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of                       X
                                                                                                        -----        -----
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                        -----        -----
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                          X
                                                                                                        -----        -----
        attach listing including date of payment, amount and reason for payment, and name of payee)
12.     Is the estate insured for replacement cost of assets and for general liability?                   X
                                                                                                        -----        -----
13.     Are a plan and disclosure statement on file?                                                                   X
                                                                                                        -----        -----
14.     Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                        -----        -----

15.     Check if paid: Post-petition taxes   ; U.S. Trustee Quarterly Fees   ;  Check if filing is current for: Post-petition
                                          ---                              ---
                                                                                tax reporting and tax returns: X .
                                                                                                              ---

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: February 20, 2002  Responsible Individual /s/ Michael Malesardi
     ------------------                         --------------------------------

                                                                 revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 01/31/02

       CURRENT MONTH
----------------------------                                                           CUMULATIVE     NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                         (CASE TO DATE)    FORECAST
------   --------   --------                                                         --------------    --------
                                   REVENUES:

    $0                   $0      1   Gross Sales                                                $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0      2   less: Sales Returns & Allowances                           $0
-------  --------   --------                                                         --------------   ----------
    $0        $0         $0      3   Net Sales                                                  $0           $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0      4   less: Cost of Goods Sold  (Schedule 'B')                   $0
-------  --------   --------                                                         --------------   ----------
    $0        $0         $0      5   Gross Profit                                               $0           $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0      6   Interest                                                   $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0      7   Other Income:                                              $0
-------  --------   --------                            --------------------------   --------------   ----------
    $0                   $0      8                                                              $0
-------  --------   --------       -----------------------------------------------   --------------   ----------
    $0                   $0      9                                                              $0
-------  --------   --------       -----------------------------------------------   --------------   ----------
    $0        $0         $0     10       TOTAL REVENUES                                         $0           $0
-------  --------   --------                                                         --------------   ----------
                                   EXPENSES:
    $0                   $0     11   Compensation to Owner(s)/Officer(s)                        $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     12   Salaries                                                   $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     13   Commissions                                                $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     14   Contract Labor                                             $0
-------  --------   --------                                                         --------------   ----------
                                     Rent/Lease:

    $0                   $0     15       Personal Property                                      $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     16       Real Property                                          $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     17   Insurance                                                  $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     18   Management Fees                                            $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     19   Depreciation                                               $0
-------  --------   --------                                                         --------------   ----------
                                     Taxes:
    $0                   $0     20       Employer Payroll Taxes                                 $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     21       Real Property Taxes                                    $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     22       Other Taxes                                            $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     23   Other Selling                                              $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     24   Other Administrative                                       $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     25   Interest                                                   $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     26   Other Expenses:                                            $0
-------  --------   --------                            --------------------------   --------------   ----------
                         $0     27
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     28
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     29
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     30
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     31
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     32
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     33
-------  --------   --------       -----------------------------------------------   --------------   ----------
                         $0     34
-------  --------   --------       -----------------------------------------------   --------------   ----------
    $0        $0         $0     35       TOTAL EXPENSES                                         $0           $0
-------  --------   --------                                                         --------------   ----------
    $0        $0         $0     36 SUBTOTAL                                                     $0           $0
-------  --------   --------                                                         --------------   ----------
                                   REORGANIZATION ITEMS:
    $0                   $0     37   Professional Fees                                          $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     38   Provisions for Rejected Executory Contracts                $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     39   Interest Earned on Accumulated Cash from                   $0
-------  --------   --------         Resulting Chp 11 Case                           --------------   ----------

    $0                   $0     40   Gain or (Loss) from Sale of Equipment                      $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     41   U.S. Trustee Quarterly Fees                                $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     42                                                              $0
-------  --------   --------       -----------------------------------------------   --------------   ----------
    $0        $0         $0     43        TOTAL REORGANIZATION ITEMS                            $0           $0
-------  --------   --------                                                         --------------   ----------
    $0        $0         $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0           $0
-------  --------   --------                                                         --------------   ----------
    $0                   $0     45   Federal & State Income Taxes                               $0
-------  --------   --------                                                         --------------   ----------
    $0        $0         $0     46 NET PROFIT (LOSS)                                            $0           $0
=======  ========   ========                                                         ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/02

          ASSETS
                                                                                     FROM SCHEDULES            MARKET VALUE
                                                                                     --------------            ------------
               CURRENT ASSETS

      1             Cash and cash equivalents - unrestricted                                                               $0
                                                                                                             -----------------
      2             Cash and cash equivalents - restricted                                                                 $0
                                                                                                             -----------------
      3             Accounts receivable (net)                                               A                              $0
                                                                                                             -----------------
      4             Inventory                                                               B                              $0
                                                                                                             -----------------
      5             Prepaid expenses                                                                                       $0
                                                                                                             -----------------
      6             Professional retainers                                                                                 $0
                                                                                                             -----------------
      7             Other:                                                                                                 $0
                            ------------------------------------------------------                           -----------------
      8
                    --------------------------------------------------------------                           -----------------
      9                     TOTAL CURRENT ASSETS                                                                           $0
                                                                                                             -----------------
               PROPERTY AND EQUIPMENT (MARKET VALUE)

     10             Real property                                                           C                              $0
                                                                                                             -----------------
     11             Machinery and equipment                                                 D                              $0
                                                                                                             -----------------
     12             Furniture and fixtures                                                  D                              $0
                                                                                                             -----------------
     13             Office equipment                                                        D                              $0
                                                                                                             -----------------
     14             Leasehold improvements                                                  D                              $0
                                                                                                             -----------------
     15             Vehicles                                                                D                              $0
                                                                                                             -----------------
     16             Other:                                                                  D
                            ------------------------------------------------------                           -----------------
     17                                                                                     D
                    --------------------------------------------------------------                           -----------------
     18                                                                                     D
                    --------------------------------------------------------------                           -----------------
     19                                                                                     D
                    --------------------------------------------------------------                           -----------------
     20                                                                                     D
                    --------------------------------------------------------------                           -----------------
     21                     TOTAL PROPERTY AND EQUIPMENT                                                                   $0
                                                                                                             -----------------
               OTHER ASSETS

     22             Loans to shareholders                                                                                  $0
                                                                                                             -----------------
     23             Loans to affiliates                                                                                    $0
                                                                                                             -----------------
     24
                    --------------------------------------------------------------                           -----------------
     25
                    --------------------------------------------------------------                           -----------------
     26
                    --------------------------------------------------------------                           -----------------
     27
                    --------------------------------------------------------------                           -----------------
     28                     TOTAL OTHER ASSETS                                                                             $0
                                                                                                             -----------------
     29                     TOTAL ASSETS                                                                                   $0
                                                                                                             =================

          NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

          LIABILITIES FROM SCHEDULES

               POST-PETITION

                    CURRENT LIABILITIES

     30                     Salaries and wages                                                                          $0
                                                                                                             --------------
     31                     Payroll taxes                                                                               $0
                                                                                                             --------------
     32                     Real and personal property taxes                                                            $0
                                                                                                             --------------
     33                     Income taxes                                                                                $0
                                                                                                             --------------
     34                     Sales taxes                                                                                 $0
                                                                                                             --------------
     35                     Notes payable (short term)                                                                  $0
                                                                                                             --------------
     36                     Accounts payable (trade)                                        A                           $0
                                                                                                             --------------
     37                     Real property lease arrearage                                                               $0
                                                                                                             --------------
     38                     Personal property lease arrearage                                                           $0
                                                                                                             --------------
     39                     Accrued professional fees                                                                   $0
                                                                                                             --------------
     40                     Current portion of long-term post-petition debt
                            (due within 12 months)                                                                      $0
                                                                                                             --------------
     41                     Other:                                                                                      $0
                                       -------------------------------------------                           --------------
     42
                            ------------------------------------------------------                           --------------
     43
                            ------------------------------------------------------                           --------------
     44                     TOTAL CURRENT LIABILITIES                                                                   $0
                                                                                                             --------------
     45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                             --------------
     46                     TOTAL POST-PETITION LIABILITIES                                                             $0
                                                                                                             --------------
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     47                     Secured claims                                                  F                           $0
                                                                                                             --------------
     48                     Priority unsecured claims                                       F                           $0
                                                                                                             --------------
     49                     General unsecured claims                                        F                           $0
                                                                                                             --------------
     50                     TOTAL PRE-PETITION LIABILITIES                                                              $0
                                                                                                             --------------
     51                     TOTAL LIABILITIES                                                                           $0
                                                                                                             --------------
          EQUITY (DEFICIT)

     52             Retained Earnings/(Deficit) at time of filing                                                       $0
                                                                                                             --------------
     53             Capital Stock                                                                                       $0
                                                                                                             --------------
     54             Additional paid-in capital                                                                          $0
                                                                                                             --------------
     55             Cumulative profit/(loss) since filing of case                                                       $0
                                                                                                             --------------
     56             Post-petition contributions/(distributions) or (draws)                                              $0
                                                                                                             --------------
     57
                    --------------------------------------------------------------                           --------------
     58             Market value adjustment                                                                             $0
                                                                                                             --------------
     59                     TOTAL EQUITY (DEFICIT)                                                                      $0
                                                                                                             --------------
     60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $0
                                                                                                             ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings             ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE          PAST DUE
                                          [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                          -----------------------     ---------------      ------------------
     0 -30 Days                                                 $0                  $0
                                          -------------------------   -----------------
     31-60 Days                                                 $0                  $0
                                          -------------------------   -----------------
     61-90 Days                                                 $0                  $0                       $0
                                          -------------------------   -----------------    ---------------------
     91+ Days                                                   $0                  $0
                                          -------------------------   -----------------
     Total accounts receivable/payable                          $0                  $0
                                          -------------------------   =================
     Allowance for doubtful accounts
                                          -------------------------
     Accounts receivable (net)                                  $0
                                          =========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
----------------------------------                      ------------------
                                    INVENTORY(IES)
                                      BALANCE AT
                                     END OF MONTH
                                     ------------
                                                        INVENTORY BEGINNING OF MONTH
                                                                                                          -------------
                                                        Add -
     Retail/Restaurants -                                 Net purchase                                    -------------

       Product for resale                                 Direct labor
                                    --------------                                                        -------------
                                                          Manufacturing overhead
                                                                                                          -------------
     Distribution -                                       Freight in
                                                                                                          -------------
       Products for resale                                Other:
                                    --------------                                                        -------------

                                                        -----------------------------------------------   -------------
     Manufacturer -
                                                        -----------------------------------------------   -------------
       Raw Materials
                                    --------------
       Work-in-progress                                 Less -
                                    --------------
       Finished goods                                     Inventory End of Month
                                    --------------                                                        -------------
                                                          Shrinkage
                                                                                                          -------------
     Other - Explain                                      Personal Use
                                    --------------                                                        -------------

     -----------------------------
                                                        Cost of Goods Sold                                          $0
     -----------------------------                                                                        =============
         TOTAL                                 $0
                                    ==============



     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     ---------------------------                                             ---------------------------
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.

                 Yes           No
                     ------       -------

     How often do you take a complete physical inventory?                    Valuation methods -

                                                                                 FIFO cost
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                                    Explain
                           -------

Date of last physical inventory was
                                         ------------------------------      -------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is
                                         ------------------------------      -------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                   COST                   MARKET VALUE
                                                                              ----                   ------------
       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================


                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

Description                                                                   COST                   MARKET VALUE
                                                                              ----                   ------------
Machinery & Equipment -

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================

Furniture & Fixtures -

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================
Office Equipment -

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================
Vehicles -

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------

       ----------------------------------------------------------      --------------------    -------------------------
       Total                                                                            $0                           $0
                                                                       ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS          31-60 DAYS           61-90 DAYS          91+ DAYS            TOTAL
                                         ---------          ----------           ----------          --------            -----
Federal
        Income Tax Withholding                                                                                                   $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        FICA - Employee                                                                                                          $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        FICA - Employer                                                                                                          $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Unemployment (FUTA)                                                                                                      $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Income                                                                                                                   $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Other (Attach List)                                                                                                      $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
TOTAL FEDERAL TAXES                                 $0                  $0                  $0                $0                 $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                   $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Unemployment (UT)                                                                                                        $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Disability Insurance (DI)                                                                                                $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Empl. Training Tax (ETT)                                                                                                 $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Sales                                                                                                                    $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Excise                                                                                                                   $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Real property                                                                                                            $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Personal property                                                                                                        $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Income                                                                                                                   $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
        Other (Attach List)                                                                                                      $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
TOTAL STATE & LOCAL TAXES                           $0                  $0                  $0                $0                 $0
                                      -----------------  ------------------   -----------------   ---------------    ---------------
TOTAL TAXES                                         $0                  $0                  $0                $0                 $0
                                      =================  ==================   =================   ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                CLAIMED           ALLOWED
-------------------------------------------                                                AMOUNT            AMOUNT (B)
                                                                                           ------            ----------
        Secured claims  (a)                                                                         $0                $0
                                                                                      -----------------   ---------------
        Priority claims other than taxes                                                            $0                $0
                                                                                      -----------------   ---------------
        Priority tax claims                                                                         $0                $0
                                                                                      -----------------   ---------------
        General unsecured claims                                                                    $0                $0
                                                                                      -----------------   ---------------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1           ACCOUNT 2           ACCOUNT 3          ACCOUNT 4
                                                   ---------           ---------           ---------          ---------
Bank
                                                -----------------  ------------------   -----------------   ---------------
Account Type
                                                -----------------  ------------------   -----------------   ---------------
Account No.
                                                -----------------  ------------------   -----------------   ---------------
Account Purpose
                                                -----------------  ------------------   -----------------   ---------------
Balance, End of Month
                                                -----------------  ------------------   -----------------   ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/02

                                                                                                  Actual               Cumulative
                                                                                              Current Month          (Case to Date)
                                                                                              -------------          --------------
     CASH RECEIPTS

1           Rent/Leases Collected
                                                                                              --------------         --------------
2           Cash Received from Sales
                                                                                              --------------         --------------
3           Interest Received
                                                                                              --------------         --------------
4           Borrowings
                                                                                              --------------         --------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                              --------------         --------------
6           Capital Contributions
                                                                                              --------------         --------------
7
            ------------------------------------------------------------------                --------------         --------------
8
            ------------------------------------------------------------------                --------------         --------------
9
            ------------------------------------------------------------------                --------------         --------------
10
            ------------------------------------------------------------------                --------------         --------------
11
            ------------------------------------------------------------------                --------------         --------------

12                TOTAL CASH RECEIPTS                                                                    $0                     $0
                                                                                              --------------         --------------
     CASH DISBURSEMENTS

13          Payments for Inventory
                                                                                              --------------         --------------
14          Selling
                                                                                              --------------         --------------
15          Administrative
                                                                                              --------------         --------------
16          Capital Expenditures
                                                                                              --------------         --------------
17          Principal Payments on Debt
                                                                                              --------------         --------------
18          Interest Paid
                                                                                              --------------         --------------
            Rent/Lease:

19                Personal Property
                                                                                              --------------         --------------
20                Real Property
                                                                                              --------------         --------------
            Amount Paid to Owner(s)/Officer(s)

21                Salaries
                                                                                              --------------         --------------
22                Draws
                                                                                              --------------         --------------
23                Commissions/Royalties
                                                                                              --------------         --------------
24                Expense Reimbursements
                                                                                              --------------         --------------
25                Other
                                                                                              --------------         --------------
26          Salaries/Commissions (less employee withholding)
                                                                                              --------------         --------------
27          Management Fees
                                                                                              --------------         --------------
            Taxes:

28                Employee Withholding
                                                                                              --------------         --------------
29                Employer Payroll Taxes
                                                                                              --------------         --------------
30                Real Property Taxes
                                                                                              --------------         --------------
31                Other Taxes
                                                                                              --------------         --------------
32          Other Cash Outflows:
                                                                                              --------------         --------------
33
                  ------------------------------------------------------------                --------------         --------------
34
                  ------------------------------------------------------------                --------------         --------------
35
                  ------------------------------------------------------------                --------------         --------------
36
                  ------------------------------------------------------------                --------------         --------------
37
                  ------------------------------------------------------------                --------------         --------------

38                TOTAL CASH DISBURSEMENTS:                                                              $0                     $0
                                                                                              --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                                                     $0                     $0
                                                                                              --------------         --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                              --------------         --------------
41   CASH BALANCE, END OF PERIOD                                                                         $0                     $0
                                                                                              ==============         ==============

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 01/31/02

      CASH FLOWS FROM OPERATING ACTIVITIES                                                         ACTUAL         CUMULATIVE
                                                                                                CURRENT MONTH   (CASE TO DATE)
                                                                                                -------------   --------------
1           Cash Received from Sales
                                                                                                -------------   --------------
2           Rent/Leases Collected
                                                                                                -------------   --------------
3           Interest Received
                                                                                                -------------   --------------
4           Cash Paid to Suppliers
                                                                                                -------------   --------------
5           Cash Paid for Selling Expenses
                                                                                                -------------   --------------
6           Cash Paid for Administrative Expenses
                                                                                                -------------   --------------
            Cash Paid for Rents/Leases:

7               Personal Property
                                                                                                -------------   --------------
8               Real Property
                                                                                                -------------   --------------
9           Cash Paid for Interest
                                                                                                -------------   --------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                -------------   --------------
            Cash Paid to Owner(s)/Officer(s)

11              Salaries
                                                                                                -------------   --------------
12              Draws
                                                                                                -------------   --------------
13              Commissions/Royalties
                                                                                                -------------   --------------
14              Expense Reimbursements
                                                                                                -------------   --------------
15              Other
                                                                                                -------------   --------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.

16              Employer Payroll Tax
                                                                                                -------------   --------------
17              Employee Withholdings
                                                                                                -------------   --------------
18              Real Property Taxes
                                                                                                -------------   --------------
19              Other Taxes
                                                                                                -------------   --------------
20          Cash Paid for General Expenses
                                                                                                -------------   --------------
21
            --------------------------------------------------------------------------------    -------------   --------------
22
            --------------------------------------------------------------------------------    -------------   --------------
23
            --------------------------------------------------------------------------------    -------------   --------------
24
            --------------------------------------------------------------------------------    -------------   --------------
25
            --------------------------------------------------------------------------------    -------------   --------------
26
            --------------------------------------------------------------------------------    -------------   --------------

27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS              $0               $0
                                                                                                -------------   --------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                -------------   --------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                -------------   --------------
30          U.S. Trustee Quarterly Fees
                                                                                                -------------   --------------
31
            --------------------------------------------------------------------------------    -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0               $0
                                                                                                -------------   --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                          $0               $0
                                                                                                -------------   --------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures
                                                                                                -------------   --------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                -------------   --------------
36
            --------------------------------------------------------------------------------    -------------   --------------

37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                          $0               $0
                                                                                                -------------   --------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)
                                                                                                -------------   --------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                -------------   --------------
40          Capital Contributions
                                                                                                -------------   --------------
41          Principal Payments
                                                                                                -------------   --------------
42
            --------------------------------------------------------------------------------    -------------   --------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                          $0               $0
                                                                                                -------------   --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                $0               $0
                                                                                                -------------   --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                -------------   --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                           $0               $0
                                                                                                =============   ==============